Registration No. 333-
=============================================================================

                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                      ---------------------------

                               FORM S-8
                        REGISTRATION STATEMENT
                                 UNDER
                      THE SECURITIES ACT OF 1933
                          ------------------

                         THE PITTSTON COMPANY
        (Exact name of registrant as specified in its charter)

                          ------------------

     Virginia           100 First Stamford Place            54-1317776
 (State or other       Stamford, Connecticut 06912        (I.R.S. Employer
  jurisdiction of        (Address of registrant's         Identification No.)
  incorporation or     principal executive offices)
   organization)         __________________
                      The Savings-Investment Plan of
                         The Pittston Company and
                             Its Subsidiaries
                         (Full title of the plan)
                            ------------------
                          Peter Laterza, Esq.
                       Assistant General Counsel
                       100 First Stamford Place
                      Stamford, Connecticut 06912
                    (Name and address of agent for
                               service)
                            (203) 978-5200
                     (Telephone number, including
                                 area
                      code, of agent for service)
                          ------------------
                               Copy to:
                         David G. Ormsby, Esq.
                        Cravath, Swaine & Moore
                      Worldwide Plaza, 825 Eighth
                                Avenue
                       New York, New York 10019
                            (212) 474-1000
                           ----------------


                    CALCULATION OF REGISTRATION FEE
=============================================================================
                                                    Proposed
Title of each                       Proposed        maximum
class of             Amount to       maximum        aggregate      Amount of
securities to           be        offering price    offering      registration
be registered        registered   per share (1)     price (1)         fee
- ---------------      ----------   --------------   -----------    ------------
Pittston Brink's
Group Common
Stock, par
value $1.00 per       60,000
share                 Shares       $26.1250        $1,567,500.00     $540.52

Pittston Burlington
Group Common
Stock, par value      80,000
$1.00 per share       Shares       $18.8750        $1,510,000.00     $520.69

Pittston Minerals
Group Common
Stock, par
value $1.00 per       100,000
share                 Shares       $15.4375        $1,543,750.00     $532.33
=============================================================================

(1) Estimated solely for the purposes of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933 on the basis of the average of the highest and lowest reported sales prices reported on the New York Stock Exchange Composite Tape on March 27, 1996.

                      ---------------------------


  In addition, pursuant to Rule 416(c) under the Securities Act of
1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
=============================================================================

                                PART II

          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

     The following documents filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by The Pittston Company (the "Company") are hereby incorporated herein by reference and made a part hereof:

     (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1995; and

     (b) the description of the securities offered hereby from Item 1 of the Company's Registration Statement on Form 8-A dated December 4, 1995 (Commission File No. 1-9148).

     In addition, any and all documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4.  Description of Securities.

     The securities to be offered pursuant to this registration statement have been registered under Section 12 of the Exchange Act. See Item 3. - Incorporation of Documents by Reference.

Item 5.  Interests of Named Experts and Counsel.

     The validity of the securities offered hereby has been passed upon by Peter Laterza, who is Assistant General Counsel of the Company.

Item 6.  Indemnification of Directors and Officers.

     Information relating to indemnification of directors and officers is incorporated by reference herein from Item 20 of the Company's
Registration Statement on Form S-4 (No. 33-63323).

Item 7.  Exemption from Registration Claimed.

     Not applicable.

Item 8.  Exhibits.


      Exhibit
      Number         Description

        4.1          Restated Articles of
                     Incorporation

        4.2          Amended and Restated
                     Rights Agreement dated
                     as of January 19, 1996,
                     between the Registrant
                     and Chemical Mellon
                     Shareholder Services,
                     L.L.C., as Rights
                     Agent.

        4.3          Form of Right
                     Certificate for Brink's
                     Rights.

        4.4          Form of Right
                     Certificate for
                     Burlington Rights

        4.5          Form of Right
                     Certificate for
                     Minerals Rights.

        5.1          Opinion of Peter
                     Laterza, Esq.

        23.1         Consent of Peter
                     Laterza, Esq. (included
                     in Exhibit 5)

        23.2         Consent of KPMG Peat
                     Marwick LLP

        24.1         Powers of Attorney


Item 9.  Undertakings.

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the
              "Securities Act");

        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes that it will submit or has submitted the Savings-Investment Plan of The Pittston Company and Its Subsidiaries (the "Plan") and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                              SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act, The Pittston Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 29th day of March, 1996.


                                   THE PITTSTON COMPANY

                                     By /s/ Austin F. Reed
                                       ---------------------------------
                                       Name: Austin F. Reed
                                       Title: Vice President,
                                      General Counsel and Secretary

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on this 29th day of March, 1996.

           Signatures                          Title
           ----------                          ------

              *                      Director and Chairman of the
      ------------------             Board, President and Chief
         J. C. Farrell               Executive Officer (principal
                                     executive officer)

              *                      Senior Vice President
      ------------------             (principal accounting
        G. R. Rogliano               officer)

              *
      ------------------                     Director
        R. G. Ackerman

              *
      ------------------                     Director
         M. J. Anton

              *
      ------------------                     Director
          J. R. Barker

              *
      ------------------                     Director
       J. L. Broadhead

              *
      ------------------                     Director
          W. F. Craig

              *
      ------------------                     Director
          R. M. Gross

           Signatures                          Title
           ----------                          ------

              *
      ------------------                     Director
        C. F. Haywood

              *                          Director and Vice Chairman
      ------------------                 of the Board
        D. L. Marshall

              *
      ------------------                     Director
        R. H. Spilman

              *
      ------------------                     Director
        A. H. Zimmerman


*By /s/ Austin F. Reed
   ---------------------
   Austin F. Reed
   Attorney-in-fact pursuant to
   a power of attorney filed
   herewith as part of this
   registration statement

The Registrant does not have a designated principal financial officer.

          The Plan. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 29th day of March, 1996.


                                        THE SAVINGS-INVESTMENT PLAN OF
                                        THE PITTSTON COMPANY AND ITS
                                        SUBSIDIARIES

                                          By /s/ James B. Hartough
                                            ----------------------------
                                            Name:  James B. Hartough
                                            Title:  Member of
                                                    Administrative
                                                    Committee

                             EXHIBIT INDEX



      Exhibit
      Number     Description

       4.1       Restated Articles of        Incorporated by reference to
                 Incorporation               Exhibit 3(a) to the Company's
                                             Current Report on Form 8-K
                                             dated January 28, 1994; Annex
                                             II of Amendment No. 2 to the
                                             Company's Registration
                                             Statement No. 33-63323 on Form
                                             S-4 dated December 4, 1995;
                                             and Exhibit 3 to the Company's
                                             Registration Statement on Form
                                             8-A dated February 26, 1996
                                             (the "Form 8-A").

       4.2       Amended and Restated        Incorporated by
                 Rights Agreement dated      reference to Exhibit 2
                 as of January 19, 1996,     to the Form 8-A.
                 between the Registrant
                 and Chemical Mellon
                 Shareholder Services,
                 L.L.C., as Rights
                 Agent.

        4.3     Form of Right                Incorporated by
                Certificate for Brink's      reference to
                Rights.                      Exhibit B-1 to
                                             Exhibit 2 to the
                                             Form 8-A.

        4.4     Form of Right                Incorporated by
                Certificate for              reference to
                Burlington Rights            Exhibit B-3 to
                                             Exhibit 2 to the
                                             Form 8-A.

         4.5    Form of Right                Incorporated by
                Certificate for              reference to
                Minerals Rights.             Exhibit B-2 to
                                             Exhibit 2 to the
                                             Form 8-A.

         5.1     Opinion of Peter
                 Laterza, Esq.

        23.1     Consent of Peter
                 Laterza, Esq. (included
                 in Exhibit 5)

        23.2     Consent of KPMG Peat
                 Marwick LLP

        24.1     Powers of Attorney

                                                           EXHIBIT 5.1



                                        March 29, 1996



The Pittston Company
100 First Stamford Place
Stamford, CT 06912

Dear Sirs:

          In my capacity as Assistant General Counsel of The Pittston Company (the "Company"), I am familiar with The Savings-Investment Plan of The Pittston Company and Its Subsidiaries (the "Plan"), and have examined originals or copies of such documents and corporate records as I have deemed necessary or advisable for purposes of this opinion.

          I have also participated in the preparation of the Company's Registration Statement on Form S-8 (the "Registration Statement") relating to shares of Pittston Brink's Group Common Stock, par value $1.00 per share ("Brink's Stock"), Pittston Burlington Group Common Stock, par value $1.00 per share ("Burlington Stock"), and Pittston Minerals Group Common Stock, par value $1.00 per share ("Minerals Stock").

          Based on the foregoing, I am of the opinion that such shares of Brink's Stock, Burlington Stock and Minerals Stock will, when sold in accordance with the Plan (assuming that, at the time of such issuance, the Company has a sufficient number of authorized and unissued shares available therefor), be legally issued and fully paid and nonassessable.

          I hereby consent to the use of this opinion in connection with the Registration Statement referred to above.


                                   Very truly yours,

                                   /s/ PETER LATERZA

                                                          EXHIBIT 23.2



                     INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
The Pittston Company:

We consent to the use of our reports dated January 25, 1996 on the consolidated financial statements and schedules for The Pittston
Company and subsidiaries, Pittston Brink's Group and Pittston
Burlington Group and on the financial statements for Pittston Minerals Group incorporated herein by reference.

Our reports dated January 25, 1996 for Pittston Minerals Group, Pittston Brink's Group and Pittston Burlington Group contain an explanatory paragraph that states that the financial statements of Pittston Minerals Group, Pittston Brink's Group and Pittston Burlington Group should be read in connection with the audited consolidated financial statements of The Pittston Company and subsidiaries.



                                   KPMG Peat Marwick LLP


Stamford, Connecticut
March 29, 1996

                                                          EXHIBIT 24.1


                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint James B. Hartough, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or

Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 1996.


                                   /s/ JOSEPH C. FARRELL
                                   ----------------------
                                   Joseph C. Farrell

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and James B. Hartough, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 1996.


                                        /s/ GARY R. ROGLIANO
                                        ---------------------
                                        Gary R. Rogliano

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 1996.


                                   /s/ ROGER G. ACKERMAN
                                   ----------------------
                                   Roger G. Ackerman

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1996.


                                        /s/ MARK J. ANTON
                                        -------------------
                                        Mark J. Anton

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.


                                             /s/ JAMES R. BARKER
                                             --------------------
                                             James R. Barker

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1996.



                                        /s/ JAMES L. BROADHEAD
                                        -----------------------
                                         James L. Broadhead

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1996.



                                        /s/ WILLIAM F. CRAIG
                                        ---------------------
                                         William F. Craig

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.



                                        /s/ RONALD M. GROSS
                                        --------------------
                                            Ronald M. Gross

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.



                                             /s/ CHARLES F. HAYWOOD
                                             -----------------------
                                                 Charles F. Haywood

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 1996.



                                        /s/ DAVID L. MARSHALL
                                        ----------------------
                                            David L. Marshall

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.



                                        /s/ ROBERT H. SPILMAN
                                        ----------------------
                                            Robert H. Spilman

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1996.



                                        /s/ ADAM H. ZIMMERMAN
                                        -----------------------
                                            Adam H. Zimmerman

                           POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Acts of shares of Pittston Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan or The Savings-Investment Plan of The Pittston Company and its Subsidiaries and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of the Company to a Registration Statement or Statements on Form S-8 to be filed with the Commission in respect of said shares, any amendments and any post-effective amendments thereto or to any previously filed Registration Statement on Form S-8, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 1996.



                                   /s/ JAMES B. HARTOUGH
                                   ----------------------
                                       James B. Hartough